                     ANNUAL BONUS PLAN FOR
                       EXECUTIVE OFFICERS


     I    Bonus Components

          A.   Company EPS Plan                             XX Points
               Potential points reduced by 10% for each 1% under plan.

          B.   Company EPS Growth
               Potential points reduced by 10% for each 1% under annual targeted growth percentage.

          C.   Group Profit Plan
               Potential points reduced by 10% for each 1% under plan.

          D.   Group Profit Growth
               Potential points reduced by 10% for each 1% under annual targeted growth percentage.

          E.   Staff
               Potential points reduced by 10% for each 1% expense growth exceeds EPS growth minus 10%.

     II   Calculation

          Points X Maximum % = Bonus Potential
          100

     III Bonus potential can be adjusted (up/down) for quality, strategic value building and other subjective factors but cannot exceed maximum %. A maximum pool based on bonus potential is established for each group.

     IV ALL bonus payments to senior executives (CEO, EVP, SVP, VP) must be authorized by PMSC Board of Directors and can be reduced based on the Board's
          analysis of quality, customer satisfaction, business practices, timeliness of product/project completion, and overall performance.

     V    Subject Salary - All Categories
          Any Bonus payment is based on annualized salary as of September 30 of the year for which bonus is paid.



January 7, 1997